Exhibit 10.18

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE EXAGEN INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO EXAGEN INC. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “First Amendment”) is made as of the 17th day of May, 2012, by and between the University of Pittsburgh – Of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“University”) and Exagen Diagnostics, Inc., a corporation existing under the laws of Delaware (“Licensee”).

WHEREAS, University and Licensee have previously entered into an Amended and Restated Exclusive License Agreement dated as of August 2, 2011 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments.

(a)	Section 1.10 of the Agreement is hereby deleted and replaced in its entirety as follows:

“‘TERRITORY’ shall mean the United States.”

(b)	Section 3.2(b) of the Agreement is hereby deleted and replaced in its entirety as follows:

“Within forty eight (48) months from the Effective Date of this Agreement, begin clinical trials for monitoring claims.”

(c)	Section 3.2(c) of the Agreement is hereby deleted.

(d)	Section 4.3 of the Agreement is hereby deleted and replaced in its entirety as follows:

“All payments pursuant to this Agreement may be made by check or by wire transfer (along with applicable wire transfer, transaction, and/or foreign translation fees) in United States dollars without deduction or exchange, collection or other charges and directed to the address or, in the case of wire transfer, to the bank, set forth in Article 11. Annual maintenance payments pursuant to Section 4.1(a) hereof shall be paid on the anniversary of the EFFECTIVE DATE of the calendar year in which they are due. Royalty payments pursuant to Section 4.1(b) hereof shall be due within sixty (60) days after each March 31, June 30, September 30 and December 31. The minimum annual royalty for any calendar year pursuant to Section 4.1(c) shall be paid by January 30 of the

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subsequent calendar year. NON-ROYALTY SUBLICENSE INCOME payments pursuant to Section 4.1(e) hereof shall be paid within thirty (30) days after receipt of payment by LICENSEE from sublicense. Payments under Section 4.1(b) are payable on a country by country basis only in those countries in which there are PATENT RIGHTS with respect to the applicable LICENSED TECHNOLOGY.”

(e)	Section 8.2 of the Agreement is hereby deleted and replaced in its entirety as follows:

“LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UNIVERSITY in regard to events covered by Section 8.1 above, as provided below:

COVERAGE	LIMITS

(a) Commercial General Liability, including, but not limited to, Products, Contractual, Fire, Legal and Personal Injury	$1,000,000 Combined Single Limits for Bodily Injury and Property Damage

(b) Professional Liability	$5,000,000

(c) Products Liability	$5,000,000, to be effective on or before the date of first sale of LICENSED TECHNOLOGY products.

The UNIVERSITY of Pittsburgh is to be named as an additional insured with respect to insurance policies identified in Sections 8.2(a), 8.2(b), and 8.2(c) above. Certificates of insurance evidencing the coverage required above shall be filed with the UNIVERSITY’S Office of Technology Management, 200 Gardner Steel Conference Center, Pittsburgh, PA 15260, no later than fifteen (15) days after execution of this Agreement and annually thereafter. Such certificates shall provide that the insurer will give the UNIVERSITY not Jess than thirty (30) days advance written notice of any material changes in or cancellation of coverage.”

(f)	Exhibit A and Exhibit B are hereby deleted and replaced with the revised Exhibit A and Exhibit B appended hereto.

2.	Miscellaneous.

(a)

Except as specifically amended above, all terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this First Amendment, the terms of this First Amendment shall prevail in effect.

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(b)

The parties acknowledge that this First Amendment and the Agreement set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

UNIVERSITY OF PITTSBURGH – OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran
Name:	Jerome Cochran
Title:	Executive Vice Chancellor

EXAGEN DIAGNOSTICS, INC.

By	/s/ Ron Rocca
Name:	Ron Rocca
Title:	CEO

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EXHIBIT A

PATENT RIGHTS FOR EXCLUSIVE LICENSE AGREEMENT BETWEEN UNIVERSITY OF

PITTSBURGH AND EXAGEN DIAGNOSTICS, INC.

University Case Number	Patent Title	Country	Application Number	Filing Date	Patent Number	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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EXHIBIT B

EXCLUDED PATENT RIGHTS FOR EXCLUSIVE LICENSE AGREEMENT BETWEEN UNIVERSITY OF PITTSBURGH AND EXAGEN DIAGNOSTICS, INC.

University Case Number	Patent Title	Country	Application Number	Filing Date	Patent Number	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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